UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.02	Termination of a Material Definitive Agreement.

On October 31, 2017, the Agreement and Plan of Merger, dated September 6, 2017 (as amended, the “Merger Agreement”), entered into by and among LiveXLive Media, Inc. (the “Company”), LXL Video Acquisition Corp., a wholly owned subsidiary of the Company, Snap Interactive, Inc. (“Snap”), and Jason Katz, in his capacity as stockholders’ agent in connection with the transactions contemplated by the Merger Agreement, was terminated by Snap due to certain conditions of the Merger Agreement that were not fulfilled as of October 27, 2017, which relieved the parties of their obligations under the Merger Agreement. No termination fee was paid or is payable by any party in connection with the termination of the Merger Agreement.

For a detailed discussion of the Merger Agreement, see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2017, and the Company’s Current Report on Form 8-K, filed with the SEC on October 10, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz, in his capacity as the Stockholders’ Agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 11, 2017).

2.2	Amendment No. 1, dated as of October 3, 2017, to the Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz, in his capacity as the Stockholders’ Agent (incorporated by reference to Exhibit 2.6 to the Company’s Registration Statement on Form S-1, Amendment No. 3, filed with the SEC on October 6, 2017).

2.3	Amendment No. 2, dated as of October 10, 2017, to the Agreement and Plan of Merger, dated as of September 6, 2017, by and among LiveXLive Media, Inc., LXL Video Acquisition Corp., Snap Interactive, Inc. and Jason Katz, in his capacity as the Stockholders’ Agent(incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed with the SEC on October 10, 2017).

†	Schedules have been omitted pursuant to Item 601(b)(ii) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

/s/ Robert S. Ellin
	Name:	Robert S. Ellin
Dated: November 2, 2017	Title:	Chief Executive Officer and Chairman of the Board of Directors

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